SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 28, 2003


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


       Delaware               0-23340                  51-0332317
       --------               -------                  ----------
    (State or other         (Commission              (IRS Employer
     jurisdiction           File Number)          Identification Number)
    of incorporation


105 Westpark Drive, Suite 200, Brentwood, Tennessee               37027
---------------------------------------------------               -----
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.
    ---------

         99.1            Press Release dated April 28, 2003.


Item 9.  Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.


     On April 28, 2003, (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICA SERVICE GROUP INC.



Date:  April 28, 2003                By: /s/ Michael Catalano
                                        --------------------------------------
                                        Michael Catalano
                                        Chairman, President and Chief
                                        Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
-------  -----------------------

99.1     Copy of press release issued by the Company on April 28, 2003.